Exhibit 10.1

AMENDMENT TO STANDBY EQUITY PURCHASE AGREEMENT

This AMENDMENT TO THE STANDBY EQUITY PURCHASE AGREEMENT, dated as of October 21, 2024 (this “Amendment”), is entered between GALMED PHARMACEUTICALS LTD., a company incorporated under the laws of Israel (“Company”), and YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”).

PRELIMINARY STATEMENTS

A. Reference is hereby made to that certain Standby Equity Purchase Agreement, dated as of August 30, 2024 (as may be amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time and in effect immediately prior to the effectiveness of this Amendment, the “Existing Agreement”, and the Existing Agreement, as amended by this Amendment, the “Amended Agreement”), between the Company and the Investor.

B. The parties desire to amend certain of the terms and provisions of the Existing Agreement as specifically set forth in this Amendment.

C. The parties are prepared to amend the Existing Agreement, subject to the conditions and in reliance on the representations set forth in this Amendment.

Accordingly, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein, including in the preamble and the preliminary statements hereto, shall have the meanings assigned to such terms in the Existing Agreement.

SECTION 2. Amendments to Existing Agreement. In reliance upon the representations and warranties set forth in Section 3, the Existing Agreement is hereby amended as follows:

(a) The first Whereas clause in the Recitals to the Existing Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $20 million of the Company’s ordinary shares, par value NIS 1.80 per share (the “Ordinary Shares”); and”

(b) The Definition of the term “Commitment Amount” as defined in Article I of the Existing Agreement is hereby amended and restated in its entirety as follows:

“Commitment Amount” shall mean $20,000,000 of Ordinary Shares.

SECTION 3. Representations and Warranties. All representations and warranties contained in the Amended Agreement shall be true and correct in all respects as of the date hereof as though made on and as of the date hereof (or, to the extent such representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct as of such earlier date). Each party further represents and warrants that:

(a) Authorization; No Contravention. The execution, delivery and performance by such party of this Amendment (i) have been duly and validly authorized by all corporate, stockholder, partnership or limited liability company action required to be taken by such party, and (ii) do not violate or contravene such party’s governing documents or any applicable law or any material agreement or instrument or any court order which is binding upon such party or its property.

(b) Enforceability. This Amendment and the Amended Agreement are a legal, valid and binding obligation of such party, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

SECTION 4. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. Such representations and warranties have been and will be relied upon by the parties and shall continue in full force and effect as long as any obligation under the Amended Agreement shall remain unpaid or unsatisfied.

SECTION 5. Effect of Amendment, Other Agreements, Etc.

(a) Effect of Amendment. After giving effect to this Amendment, the Amended Agreement shall be and remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of any party under the Existing Agreement. Each party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its obligations and liabilities under the Existing Agreement to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed and remain in full force and effect. All references to the Existing Agreement in any document or instrument delivered in connection therewith shall be deemed to refer to the Amended Agreement. Nothing contained herein shall be construed as a novation of the obligations outstanding under the Existing Agreement, which shall remain in full force and effect, except as modified hereby.

(b) Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that any party may have under the Existing Agreement or under applicable law other than as expressly set forth herein, and shall not be considered to create a course of dealing or to otherwise obligate in any respect a party to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

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(c) SEC Filings. The Company shall, as soon as practicable following the date hereof, publicly disclose in an SEC filing all the material terms and transactions contemplated by this Amendment. Prior to the delivery of any Advance Notices pursuant to the Amended Agreement, the Company shall prepare and file with the SEC a Registration Statement or any amendments or supplements to a previously filed Registration Statement and related prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective considering the amendments set forth herein, and to ensure that the Investor is able to resell the Common Shares issuable in connection with any such Advance Notice.

(d) Commitment Fee. The parties agree that the Commitment Fee, which was paid pursuant to the Existing Agreement, shall not be increased as a result of this Amendment and no additional Commitment Fee shall be due from the Company.

SECTION 6. Miscellaneous.

(a) Headings. Section headings in this Amendment are included herein for convenience and do not affect the meanings of the provisions that they precede.

(b) Severability. If any provision of this Amendment is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

(c) Binding Effect. This Amendment binds and is for the benefit of the successors of each party.

(d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES FURTHER AGREE THAT ANY ACTION BETWEEN THEM SHALL BE HEARD IN NEW YORK COUNTY, NEW YORK, AND EXPRESSLY CONSENT TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF NEW YORK, SITTING IN NEW YORK COUNTY, NEW YORK AND THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, SITTING IN NEW YORK, NEW YORK, FOR THE ADJUDICATION OF ANY CIVIL ACTION ASSERTED PURSUANT TO THIS AMENDMENT.

(e) Execution in Counterparts. This Amendment may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

GALMED PHARMACEUTICALS LTD.

By:
Name:	Allen Baharaff
Title:	Chief Executive Officer

[Signature Page to Amendment to Standby Equity Purchase Agreement]

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:
Name:	Matthew Beckman
Title:	Manager

[Signature Page to Amendment to Standby Equity Purchase Agreement]